Exhibit 10.19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “*[REDACTED]*”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

CHANGE ORDER NO. 01

TO

AGREEMENT NO. FCM-CON-13-004

BETWEEN

EMIRATES NUCLEAR ENERGY CORPORATION

AND

LIGHTBRIDGE CORPORATION

FOR

FUEL FABRICATION QA/QS SERVICES

Emirates Nuclear Energy Corporation

AGREEMENT CHANGE ORDER

Agreement No.: FCM-CON-13.004	**Change Order No.:** 01	**Effective Date:** 01-Jan-2014

Agreement Title: Fuel Fabrication QA/QS Services

Contractor: Lightbridge Corporation

Change Order Duration: 01-Jan-2014 to 30-Sep-2014

Preamble:

This Change Order No. 01 is Customer's formal approval of this Change Order to the above Agreement.

Change Order Details:

This Change Order is for extension of the QA/QS (oversight) services. This will include PQT preparations, Pre-PQT/PQT execution KNF and provision of the PQT Oversight Report.

Services are based on a fixed lump sum pricing based on the delivery of the PQT Oversight Report. Price breakdown is as follows:

	Description	**Payment Milestones**	**Price (AED)**
1	PQT Services (***[Redacted]*** personnel)	***[Redacted]***	***[Redacted]***
2	Airfare (***[Redacted]*** personnel) – 1 trip each	***[Redacted]***	***[Redacted]***
3	Allowance (Seoul + Daejeon) – 3 weeks, ***[Redacted]*** personnel	***[Redacted]***	***[Redacted]***
4	Train Use in Korea (Seoul + Daejeon) – ***[Redacted]*** personnel	***[Redacted]***	***[Redacted]***
5	Contingency— Maximum Value	***[Redacted]***	***[Redacted]***
		Total	1,153,322.00

Payment to be made upon delivery of the PQT Oversight Report. Invoicing for Contingency shall be pre-approved by ENEC before submission.

Effect On Agreement Schedule:

Revised total Agreement Duration: 01-Nov-2013 to 30-Sep-2014

Terms and Conditions:

Except as otherwise stated in this Change Order No. 01, all other terms and conditions of the original Agreement shall remain unchanged.

Effect on Agreement Price:

• Original Agreement Value (AED)	252,019
• Change Order No. 01 Value (AED)	1,153,322
• Revised Agreement Value (AED)	1,405,341

[*] *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

SIGNATORIES

IN WITNESS of which each of the parties has signed this Agreement Change Order No. 01:

SIGNED by	)	By:	/s/ Yagoob Al Shehhi
For and on behalf of Emirates Nuclear Energy	)	Name:	Yagoob Al Shehhi
Corporation (ENEC))		Title:	Executive Director Group Finance & Supply
Chain:
Date: 01/07/14

SIGNED by	/s/ James D. Guerra
for and on behalf of LIGHTBRIDGE	Name: James D. Guerra
CORPORATION	Title: COO
Date: 18/6/14